Exhibit 10.4
FORM OF RECIPROCAL TRANSITION SERVICES AGREEMENT
     THIS RECIPROCAL TRANSITION SERVICES AGREEMENT (this “Agreement”) is entered into as of                     , 200_, by and between COHESANT TECHNOLOGIES INC., a Delaware corporation (“Cohesant”), and CIPAR INC., a Delaware corporation (“CIPAR”).
W I T N E S S E T H:
     WHEREAS, CIPAR has been a wholly owned subsidiary of Cohesant;
     WHEREAS, Cohesant and CIPAR are parties to a certain Separation Agreement, dated as of December 3, 2007 (the “Separation Agreement”), pursuant to which, among other things, Cohesant is distributing to the holders of outstanding shares of Cohesant capital stock, all of the outstanding shares of CIPAR’s capital stock beneficially owned by Cohesant through a pro rata distribution of CIPAR capital stock in a spin-off (the “Separation Transaction”);
     WHEREAS, upon consummation of the Separation Transaction and by virtue thereof, among other things: (i) GlasCraft (as defined in the Separation Agreement and, as used herein, “GlasCraft”) shall be a wholly owned subsidiary of Cohesant; (ii) Cohesant and GlasCraft shall own the GlasCraft Assets (as defined in the Separation Agreement) and shall own and operate the GlasCraft Business (as defined in the Separation Agreement and, as used herein, the “GlasCraft Business”); (iii) CIPAR and the Spinco Subsidiaries (as defined in the Separation Agreement and, as used herein, the “Spinco Subsidiaries”) shall own the Business Assets (as defined in the Separation Agreement) and shall own and operate the Business (as defined in the Separation Agreement and, as used herein, the “Business”);
     WHEREAS, following consummation of the Separation Transaction, Cohesant desires that CIPAR and the Spinco Subsidiaries provide certain transition services to the GlasCraft Business, and CIPAR desires that Cohesant and GlasCraft provide certain transition services to the Business, upon the terms and subject to the conditions hereof; and
     WHEREAS, the Separation Transaction is being consummated on the date hereof, and the execution and delivery of this Agreement is a condition precedent to the consummation of the Separation Transaction.
     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Separation Agreement.
     2. Term; Transition Services.
     (a) (i) CIPAR shall, and shall cause the Spinco Group to, provide to the Cohesant Group the services set forth on Exhibit A hereto (together with any additional services provided pursuant to subsection (a)(ii) below, the “Spinco Group Services”) during the twelve-month period commencing on the date hereof (the “Term”), subject to early termination of this Agreement as provided in Section 5 hereof.
          (ii) CIPAR and Cohesant acknowledge and agree that the transactions contemplated by the Separation Agreement are, among other things, intended to allow the Cohesant Group to operate the GlasCraft Business as it has historically been operated by the Cohesant Group. In the event that, at any time during the Term, the normal operation of the GlasCraft Business is or becomes, in the reasonable judgment of Cohesant, interrupted or in jeopardy of being interrupted by an insufficiency in the scope of the Spinco Group Services then being provided by the Spinco Group, then Cohesant shall have the right to request that the Spinco Group provide, and the Spinco Group shall be required to provide, such additional services as are required, in Cohesant’s reasonable judgment, to remove the interruption or threat of interruption, but only to the extent that such additional services were historically provided by the Spinco Group to the Cohesant Group prior to the date hereof or were historically provided by the Cohesant Group for its own account using any of the Business Assets that are owned by the Spinco Group by virtue of the Separation Transaction. Exhibit A hereto shall be amended to include any additional services that the Spinco Group is required to provide to the Cohesant Group pursuant to this subsection (a)(ii), and any such additional services shall be deemed to be “Spinco Group Services” for all purposes of this Agreement. In the event that any additional services are to be provided by the Spinco Group pursuant to this subsection (a)(ii), such additional services shall be provided without cost, unless the provision of such additional services would require the Spinco Group to materially alter its operations or to incur significant costs, in which event the cost of such additional services shall be the actual cost to the Spinco Group of providing such additional services.
          (iii) In the event that, at any time during the Term, the Cohesant Group desires to obtain any additional services from the Spinco Group that are not set forth on Exhibit A hereto and do not otherwise fall under subsection (a)(ii) above, Cohesant may submit a request to CIPAR to receive such additional services from the Spinco Group. If CIPAR, on behalf of the Spinco Group, elects (in its sole discretion) to have the Spinco Group provide such additional services to the Cohesant Group, Exhibit A hereto shall be amended to include such additional services and the cost (as mutually agreed upon by Cohesant and CIPAR) to be paid by Cohesant for such additional services, and any such additional services shall be deemed to be “Spinco Group Services” for all purposes of this Agreement.
     (b) (i) Cohesant shall, and shall cause the Cohesant Group to, provide to the Spinco Group the services set forth on Exhibit B hereto (together with any additional services provided pursuant to subsection (b)(ii) below, the “Cohesant Group Services”) during the Term, subject to early termination of this Agreement as provided in Section 5 hereof.
          (ii) Cohesant and CIPAR acknowledge and agree that the transactions contemplated by the Separation Agreement are, among other things, intended to allow the Spinco Group to operate the Business as it has historically been operated by the Spinco Group. In the event that, at any time during the Term, the normal operation of the Business is or becomes, in the reasonable judgment of CIPAR, interrupted or in jeopardy of being interrupted by an insufficiency in the scope of the Cohesant Group Services then being provided by the Cohesant Group, then CIPAR shall have the right to request that the Cohesant Group provide, and the Cohesant Group shall be required to provide, such additional services as are required, in CIPAR’s reasonable judgment, to remove the interruption or threat of interruption, but only to the extent that such additional services were historically provided by the Cohesant Group to the Spinco Group prior to the date hereof or were historically provided by the Spinco Group for its own account using any of the GlasCraft Assets that are owned by the Cohesant Group by virtue of the Separation Transaction. Exhibit B hereto shall be amended to include any additional services that the Cohesant Group is required to provide to the Spinco Group pursuant to this subsection (b)(ii), and any such additional services shall be deemed to be “Cohesant Group Services” for all purposes of this Agreement. In the event that any additional services are to be provided by the Cohesant Group pursuant to this subsection (b)(ii), such additional services shall be provided without cost, unless the provision of such additional services would require the Cohesant Group to materially alter its operations or to incur significant costs, in which event the cost of such additional services shall be the actual cost to the Cohesant Group of providing such additional services.
     (iii) In the event that, at any time during the Term, the Spinco Group desires to obtain any additional services from the Cohesant Group that are not set forth on Exhibit B hereto and do not otherwise fall under subsection (b)(ii) above, CIPAR may submit a request to Cohesant to receive such additional services from the Cohesant Group. If Cohesant, on behalf of the Cohesant Group, elects (in its sole discretion) to have the Cohesant Group provide such additional services to the Spinco Group, Exhibit B hereto shall be amended to include such additional services and the cost (as mutually agreed upon by CIPAR and Cohesant) to be paid by CIPAR for such additional services, and any such additional services shall be deemed to be “Cohesant Group Services” for all purposes of this Agreement.
     3. Service Fees.
     (a) Exhibit A hereto sets forth the monthly fee payable by Cohesant (or any other member of the Cohesant Group) to CIPAR for each of the Spinco Group Services. Cohesant shall pay to CIPAR, on a monthly basis, a fee for each Spinco Group Service as computed in the manner as set forth on Exhibit A hereto and, at the end of each calendar month during the Term, CIPAR shall produce and deliver to Cohesant an invoice setting forth in reasonable detail the amount of the fee due and owing by Cohesant for each Spinco Group Service for the calendar month then ended, as computed in the manner as set forth on Exhibit A hereto. The amounts due as stated on an invoice shall be due thirty (30) days from the date of Cohesant’s receipt of such invoice.
     (b) Exhibit B hereto sets forth the monthly fee payable by CIPAR (or any other member of the Spinco Group) to Cohesant for each of the Cohesant Group Services. CIPAR shall pay to Cohesant, on a monthly basis, a fee for each Cohesant Group Service as computed in the manner as set forth on Exhibit B hereto and, at the end of each calendar month during the Term, Cohesant shall produce and deliver to CIPAR an invoice setting forth in reasonable detail the amount of the fee due and owing by CIPAR for each Cohesant Group Service for the calendar month then ended, as computed in the manner as set forth on Exhibit B hereto. The amounts due as stated on an invoice shall be due thirty (30) days from the date of CIPAR’s receipt of such invoice.
     4. Responsibility.
     (a) CIPAR shall, and shall cause the Spinco Group to, use those efforts and that degree of care in providing the Spinco Group Services that are comparable to those used by the Spinco Group for its own account in providing services, activities and work the same or similar in nature to the Spinco Group Services. CIPAR shall, and shall cause the Spinco Group to, use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Spinco Group Services and to restore such Spinco Group Services to comply with the terms of this Agreement.
     (b) Cohesant shall, and shall cause the Cohesant Group to, use those efforts and that degree of care in providing the Cohesant Group Services that are comparable to those used by the Cohesant Group for its own account in providing services, activities and work the same or similar in nature to the Cohesant Group Services. Cohesant shall, and shall cause the Cohesant Group to, use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Cohesant Group Services and to restore such Cohesant Group Services to comply with the terms of this Agreement.
     5. Termination.
     (a) This Agreement is effective as of the date first above written and shall continue in force and effect until the expiration of the Term or upon the earlier to occur of the following:
     (a) the mutual written consent of CIPAR and Cohesant; or
     (b) either CIPAR or Cohesant provides written notice of termination to the other party, in the event that the other party commences a case as debtor under Title 11 of the United States Code or any similar proceeding for the relief of debtors, or has any such case or proceeding commenced against it, or otherwise ceases to function as a going concern.
     Upon the expiration of the Term or any early termination of this Agreement pursuant to this Section 5(a): (i) the rights and obligations of CIPAR and Cohesant under this Agreement shall terminate; (ii) CIPAR and the Spinco Group shall cease to have any obligation to provide Spinco Group Services to the Cohesant Group, and Cohesant and the Cohesant Group shall cease to have any obligation to provide Cohesant Group Services to the Spinco Group; (iii) CIPAR shall promptly deliver to Cohesant all data, programs, software materials, and other properties owned by the Cohesant Group and held by the Spinco Group in connection with the performance of this Agreement; and (iv) Cohesant shall promptly deliver to CIPAR all data, programs, software materials, and other properties owned by the Spinco Group and held by the Cohesant Group in connection with the performance of this Agreement. Each of CIPAR and Cohesant shall assist the other at such other party’s request and expense in effecting an orderly termination of this Agreement.

     (b) In the event that, prior to expiration of the Term, the Cohesant Group no longer desires to receive a specific Spinco Group Service, Cohesant may provide written notice thereof to CIPAR, in which event CIPAR and the Spinco Group shall no longer be required to provide the Spinco Group Service specified in such written notice and Cohesant shall no longer be required to pay for such Spinco Group Service; provided, however, that this Agreement shall continue to be in full force and effect in respect of any Spinco Group Services for which such written notice is not so provided. In the event that, prior to expiration of the Term, the Spinco Group no longer desires to receive a specific Cohesant Group Service, CIPAR may provide written notice thereof to Cohesant, in which event Cohesant and the Cohesant Group shall no longer be required to provide the Cohesant Group Service specified in such written notice and CIPAR shall no longer be required to pay for such Cohesant Group Service; provided, however, that this Agreement shall continue to be in full force and effect in respect of any Cohesant Group Services for which such written notice is not so provided.
     6. Remedies. In the event of a breach of this Agreement by a party hereto, the non-breaching party shall have the right to pursue any and all rights and remedies available at law or in equity for such breach. In addition to and without limiting the foregoing: (a) in the event of a breach or repeated breach of this Agreement by CIPAR and/or the Spinco Group that results in any delay, interruption, omission, mistake, accident or error in the Spinco Group Services, Cohesant may seek and obtain substitute services from a person or entity other than the Spinco Group, in which event CIPAR shall indemnify and reimburse Cohesant for the cost of obtaining the substitute services from such person or entity and any losses associated with transitioning the provision of the Spinco Group Services from the Spinco Group to such person or entity; and (b) in the event of a breach or repeated breach of this Agreement by Cohesant and/or the Cohesant Group that results in any delay, interruption, omission, mistake, accident or error in the Cohesant Group Services, CIPAR may seek and obtain substitute services from a person or entity other than the Cohesant Group, in which event Cohesant shall indemnify and reimburse CIPAR for the cost of obtaining the substitute services from such person or entity and any losses associated with transitioning the provision of the Cohesant Group Services from the Cohesant Group to such person or entity.
     7. Relationship of Parties. None of the parties shall act or represent or hold itself out as having authority to act as an agent or partner of the other party, or in any way bind or commit the other party to any obligations. Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement. The employees of the Spinco Group performing the Spinco Group Services contemplated by this Agreement shall remain employees of the Spinco Group, and the Cohesant Group shall not have any responsibility for such employees. The employees of the Cohesant Group performing the Cohesant Group Services contemplated by this Agreement shall remain employees of the Cohesant Group, and the Spinco Group shall not have any responsibility for such employees
     8. Force Majeure. If the Spinco Group is prevented from complying, either totally or in part, with any of the terms or provisions of this Agreement by reason of war, rebellion, fire, flood, storm or other acts of God, then upon written notice to Cohesant, the affected provisions and requirements of this Agreement shall be suspended during the period of such disability, and CIPAR shall make all reasonable efforts to remove such disability as soon as practicable and to carry out is obligations under this Agreement after such disability is removed. If the Cohesant Group is prevented from complying, either totally or in part, with any of the terms or provisions of this Agreement by reason of war, rebellion, fire, flood, storm or other acts of God, then upon written notice to CIPAR, the affected provisions and requirements of this Agreement shall be suspended during the period of such disability, and Cohesant shall make all reasonable efforts to remove such disability as soon as practicable and to carry out is obligations under this Agreement after such disability is removed.
     9. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed given only if delivered to the party personally or sent to the party by facsimile (followed by hard copy sent by registered or certified mail) or if sent by reputable overnight courier, addressed to the party at its address set forth below:
     If to CIPAR:
CIPAR Inc.
23400 Commerce Park Road
Beachwood, OH 44122
Attention: Morris H. Wheeler
Facsimile Number: (216) 910-1791
With a copy to:
Porter Wright Morris & Arthur LLP
925 Euclid Avenue
Suite 1700
Cleveland, OH 44115-1483
Attention: Michael A. Ellis
Facsimile Number: (216) 443-9011
     If to Cohesant:
prior to the consummation of the transactions contemplated by the Merger Agreement:
Cohesant Technologies Inc.
5845 West 82nd Street
Suite 102
Indianapolis, Indiana 46278
Attention:
Facsimile Number:
With a copy to:

Porter Wright Morris & Arthur LLP
925 Euclid Avenue
Suite 1700
Cleveland, OH 44115-1483
Attention: Michael A. Ellis
Facsimile Number: (216) 443-9011
following the consummation of the transactions contemplated by the Merger Agreement:
Graco Inc.
88 11th Avenue Northeast
Minneapolis, MN 55413
Attention: General Counsel
Facsimile Number:
With a copy to:
Lindquist & Vennum P.L.L.P.
80 South 8th Street
Suite 4200
Minneapolis, MN 55402
Attention:     Robert Thompson
                      Joseph Humke
Facsimile Number: (612) 371-3207
     10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.
     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflict of laws provisions of any jurisdiction.
     12. Entire Agreement. This Agreement constitutes the entire understanding of the parties and supersedes any prior agreements or understandings, written or oral, between the parties with respect to the subject matter hereof.
     13. Construction; Interpretation; Severability. The parties agree that any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. If any provision, clause or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

     14. Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by the other party in order to carry out the provisions and purpose of this Agreement and the transaction contemplated hereby. CIPAR, on the one hand, and Cohesant, on the other hand, recognize and acknowledge that, from time to time during the Term, their respective personnel shall need to consult with and ask questions of the other’s personnel about day-to-day operating issues relating to the GlasCraft Business, the Business, the Spinco Group Services, the Cohesant Group Services and other transition matters. Each party hereto agrees to make its personnel reasonably available for such consultations and to make reasonable efforts to respond to such requests at no charge to the requesting party.
     15. No Third Party Beneficiaries. This Agreement is for the sole benefit of the parties and their permitted assigns and nothing in this Agreement, expressed or implied, shall give or be construed to give to any person or entity, other than the parties and such assigns, any legal or equitable rights hereunder.
     16. Amendment and Waiver. The parties may, by mutual agreement, amend this Agreement in any respect, and any party, as to such party, may (i) extend the time for the performance of any of the obligations of the other party; (ii) waive any inaccuracies in representations and warranties by the other party; (iii) waive compliance by the other party with any of the agreement contained herein and performance of any obligations by the other party; and; (iv) waive the fulfillment of any condition that is precedent to the performance by such party of any of its obligations under this agreement. To be effective, any such amendment or waiver must be in writing and signed by the party against whom enforcement of the same is sought.
     17. Confidentiality. Except as required by Law or any Governmental Authority, after the date hereof: (a) CIPAR shall, and shall cause the Spinco Group to, maintain all information about the Cohesant Group that has not become ascertainable or obtainable from public or published records in strict confidence in accordance with the procedures CIPAR and the Spinco Group use to protect their own information of a similar nature and shall not use any such information for any purpose, other than as provided in this Agreement; and (b) Cohesant shall, and shall cause the Cohesant Group to, maintain all information about the Spinco Group that has not become ascertainable or obtainable from public or published records in strict confidence in accordance with the procedures Cohesant and the Cohesant Group use to protect their own information of a similar nature and shall not use any such information for any purpose, other than as provided in this Agreement.
     18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.
* * * * *

     IN WITNESS WHEREOF, the parties have caused this Reciprocal Transition Services Agreement to be duly executed effective as of the day and year first above written.

CIPAR INC.

By:

Its:

COHESANT TECHNOLOGIES INC.

By:

Its: